Exhibit 10.1

SETTLEMENT AGREEMENT

Dated: July 14, 2015

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PARTIES

The parties to this Settlement Agreement (this "Agreement") are as follows:

A.	CannaVest Corp., a Delaware Corporation ("CannaVest");

B.	Medical Marijuana, Inc., an Oregon Corporation (“MJNA”);

C.	HempMeds PX, LLC, a Nevada Limited Liability Company ("HempMeds");

D.	Kannaway, LLC, a Nevada Limited Liability Company (“Kannaway”);

E.	General Hemp, LLC, a Delaware Limited Liability Company (“General Hemp”);

F.	HDDC Holdings, LLC, a Nevada Limited Liability Company (“HDDC”);

G.	Rabbit Hole Technologies, LLC, a Nevada Limited Liability Company (“Rabbit Hole”);

H.	Hemp Deposit and Distribution Corporation, a Delaware Corporation (“Hemp Deposit”); and

I.	MJNA Holdings, LLC, a Nevada Limited Liability Company (“MJNA Holdings”).

The parties identified in items B-I above shall be collectively referred to herein as the “MJNA Parties.”

II

RECITALS

This Agreement is entered into with reference to the following facts:

A.          CannaVest has developed and produces, and holds the rights to the know how, trade secrets, formulation, inventions, trademarks, intellectual property, development, production, distribution, marketing and sales of certain proprietary natural hemp-based products.

B.          On or about July 1, 2013, CannaVest and HempMeds entered into a “Non-Exclusive License and Distribution Agreement” whereby HempMeds agreed to purchase and distribute certain hemp-based products manufactured and sold by CannaVest (the “Distribution Contract”). In 2014, CannaVest notified HempMeds that HempMeds was in material breach of the Distribution Contract and that CannaVest was amending the Distribution Contract pursuant to its terms. On August 11, 2014, CannaVest further notified HempMeds that CannaVest was terminating the Distribution Contract based upon HempMeds’ material breaches.

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C.          On or about August 12, 2014, HempMeds notified CannaVest that it disputed CannaVest’s allegations of material breach and demanded that the parties engage in arbitration pursuant to the terms of the Distribution Contract. On or about August 22, 2014, HempMeds filed a complaint against CannaVest in the Eighth Judicial Court, Clark County, Nevada, Case No. A-1706024-B, alleging breach of the Distribution Contract, among other claims (the “Nevada Complaint”). On or about May 4, 2015, the Nevada court dismissed the Nevada Complaint pursuant to the parties’ stipulation to arbitrate.

D.          On September 11, 2014, CannaVest filed a complaint for trademark infringement and other claims against Kannaway, General Hemp, and HDDC in the United States District Court, Southern District of California, Case No. 14-CV-2160-CAB-BLM (the “Trademark Case”), asserting that defendants infringed CannaVest’s CANNABIS BEAUTY and CANNABIS BEAUTY DEFINED trademarks (the “Trademark Complaint”). The court in the Trademark Case issued a preliminary injunction, enjoining defendants from using the CANNABIS BEAUTY DEFINED mark (the “Injunction”, Docket No. 34). CannaVest posted a $1.2 million undertaking in the Trademark Case to obtain the Injunction (the “Bond”). Kannaway, General Hemp and HDDC filed a counterclaim against CannaVest and its Chief Executive Officer, Michael Mona, Jr. (the “Counterclaim”).

E.          On May 28, 2015, MJNA and HempMeds filed a complaint for declaratory judgement against CannaVest in the United States District Court, Southern District of California, Case No. 15-CV-1179-JAH-JLB asserting ownership over certain trademarks related to the “RSHO” and “Real Scientific Hemp Oil” brand names (“RSHO Action”).

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F.          Each of the parties hereto considers it to be in its best interests, in light of the costs and risks of litigation, to forever dismiss, settle, adjust and compromise all claims and defenses which have been, or could have been asserted in the litigation, and all other claims and defenses which have been asserted, or could have been asserted, by any party hereto against any other party hereto.

G.          This Agreement affects the settlement of all claims which were raised or could have been raised in the litigation and all other claims which were raised, or could have been raised, between the parties hereto. All claims are denied and contested, and nothing contained herein should be construed as an admission by any party hereto of any liability.

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III

TERMS AND CONDITIONS

The terms and conditions of this Agreement are as follows:

1.          Creation of Escrow and Required Deliveries. To carry out the desires of the parties and the terms and conditions of this Agreement, the parties shall establish an Escrow pursuant to which John P. Cleary, Esq. of Procopio Cory Hargreaves & Savitch, LLP (“Escrow Agent”), acting as Escrow Agent, shall collect and deliver the documents and deliverables set forth in this Agreement. The documents and deliverables shall be collected and distributed by the Escrow Agent to the parties as set forth in Section 1.1 below.

1.1          Required Deliverables. Within seven (7) business days of the date of this Agreement, the parties shall deliver or cause to be delivered to the Escrow Agent each of the items set forth in this Section 1.1 (together, the “Closing Deliverables”):

(a)          Corporate Resolutions. For each party, board or manager resolutions authorizing the transactions that are contemplated by this Agreement and providing that the individual executing this Agreement on behalf of such party, and all exhibits and documents referenced herein, is appointed by such party and has the full power and authority to negotiate, execute, acknowledge, record, file and deliver contracts and documents on behalf of such party relating to this transaction, and to do all things necessary, proper, or convenient to enforce the terms of this Agreement, and the acts of such person shall be deemed the valid acts of the party, and no person or entity dealing with the party shall have any obligation to inquire into the power and authority of such individual acting on behalf of such party;

(b)          This Agreement. For each party, an executed copy of this Agreement;

(c)          Trademark Assignment. For Cannavest, an original executed version of the Trademark Assignment attached hereto as Exhibit A (the “Trademark Assignment”);

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(d)          Assignment of Domain Name Rights. For HDDC, an original executed Assignment of Domain Name Rights attached hereto as Exhibit B;

(e)          Pledge Agreement. For CannaVest and MJNA, an executed copy of the Amended Pledge Agreement (as defined in Section 2.1(b) hereof), and the MJNA Parties shall cause an executed copy of the Amended Pledge Agreement to be delivered to the Escrow Agent by PhytoSPHERE Systems, LLC, a Delaware limited liability company ("PhytoSPHERE");

(f)          $600,000 Promissory Note. For each of the MJNA Parties, a fully-executed New Note (as defined in Section 2.1(b) hereof); provided, that an original, fully-executed New Note will be delivered as soon as practicable by the MJNA Parties (as a matter of clarity, the original, fully-executed New Note is not a Closing Deliverable); and

(g)          Individual General Releases. For James R. Arabia and Cross & Company, a California corporation (“Crossco”), James J. Mahoney and Michael R. Llamas, the original executed General Releases of CannaVest Corp., attached hereto as Exhibit C. In furtherance thereof, the parties hereto acknowledge that each of the foregoing persons shall receive an economic benefit from the transactions set forth herein.

1.2          Release of Escrow. The Escrow Agent shall release to the parties fully-executed versions of all Closing Deliverables promptly after having received (a) all of the Closing Deliverables, and (b) the Closing Wire Transfer (as defined in Section 2.1(a)). Upon the Escrow Agent’s release to the parties of executed versions of all of the Closing Deliverables, this Agreement shall be fully enforceable pursuant to its terms.

2.          Payment to CannaVest

2.1          The MJNA Parties, and each of them, jointly and severally, shall pay CannaVest $750,000, as follows:

(a)          $150,000, via wire transfer in immediately available funds to the CannaVest Corp. Client Trust Account at Procopio Cory Hargreaves & Savitch LLP (the “CannaVest Trust Account”), payable within five (5) business days of notification from the Escrow Agent that Escrow Agent has received all of the Closing Deliverables (the “Closing Wire Transfer”).

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(b)          The balance of $600,000 to be paid thereafter pursuant to the terms of that certain Secured Promissory Note attached hereto as Exhibit D (the “New Note”). Any and all obligations of the MJNA Parties, and each of them, under the New Note shall be included and made part of the “Note Obligations” and “Distribution Agreement Obligations”, as such terms are defined under the Amended and Restated Stock Pledge Agreement dated April 4, 2014, between MJNA, PhytoSPHERE and CannaVest (the “Pledge Agreement”) and shall be secured by the “Pledged Collateral” as defined therein (“Pledged Collateral”). To that end, the Pledgors under the Pledge Agreement, MJNA and PhytoSPHERE (collectively, the "Pledgors"), shall sign that certain FIRST AMENDMENT TO THE AMENDED AND RESTATED STOCK PLEDGE AGREEMENT attached hereto as Exhibit E (the “Amended Pledge Agreement”).

2.2          The MJNA Parties, and each of them, jointly and severally, shall pay to Escrow Agent on behalf of CannaVest the Cibaderm Indemnity (as defined in Section 5.2 hereof) pursuant to the terms of payment set forth in Section 5.2.

3.          Releases.

3.1          CannaVest shall and does hereby relieve, release, and discharge the MJNA Parties, and their employees, officers, directors, representatives, consultants (including but not limited to James R. Arabia, Crossco, James J. Mahoney and Michael R. Llamas) and attorneys, and each of them, and their successors and assigns, of and from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs, and expenses (including but not limited to attorneys' fees, damages, actions and causes of action of whatsoever kind or nature), whether now known or unknown, suspected or unsuspected, that CannaVest may or might have as of the date of this Agreement, including without limitation, all claims arising under the Distribution Contract, all claims that were raised or could have been raised in the Nevada Complaint, the Trademark Complaint, the RSHO Action, and the Counterclaim, and any and all claims relating to the Bond. This release does not release or in any way limit or constitute a waiver of any of CannaVest’s rights under the Secured Promissory Note made by MJNA and payable to CannaVest, dated January 10, 2014, and the Pledge Agreement. Furthermore, this release does not release or in any way limit or constitute a waiver of any rights or claims of CannaVest under this Agreement.

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3.2          The MJNA Parties, and each of them, hereby relieve, release, and discharge CannaVest, and its employees, officers, directors, representatives, consultants and attorneys, and each of them, and their successor and assigns, including, without limitation, Michael Mona, Jr., of and from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs, and expenses (including but not limited to attorneys' fees, damages, actions and causes of action of whatsoever kind or nature), whether now known or unknown, suspected or unsuspected, that the MJNA Parties may or might have as of the date of this settlement, including without limitation, all claims arising under the Distribution Contract, all claims that were raised or could have been raised in the Nevada Complaint, the Trademark Complaint, the RSHO Action, and the Counterclaim, and any and all claims relating to the Bond. This release does not release or in any way limit or constitute a waiver of any rights or claims of the MJNA Parties under this Agreement.

3.3          With the exception of the rights and obligations created by this Agreement or expressly reserved under this Agreement, it is the intent of the parties to waive the provisions of § 1542 of the California Civil Code, which provide as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

Notwithstanding the above provision, and except for those rights and obligations created by this Agreement or expressly reserved under this Agreement, each party hereto knowingly and voluntarily waives the provisions of said section or any of the comparable provisions or principles of state or federal law or the common law and acknowledges and agrees that this waiver is an essential and material term of this Agreement and that without such waiver this Agreement would not be entered into. Each party understands and acknowledges the significance and consequence of the release of claims as defined herein and a specific waiver of § 1542 and all other comparable provisions or principles of state or federal law or the common law.

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4.          Dismissal of Litigation, Abandonment of Applications and Rescission of Distribution Contract.

4.1          Upon this Agreement being fully enforceable in accordance with Section 1.2, the parties shall promptly: (a) cooperate with each other and file a Joint Motion in the Trademark Case, asking the court to (i) dismiss, with prejudice, the Trademark Complaint, (ii) dismiss, with prejudice, the Counterclaim, (iii) dissolve the Injunction, and (iv) release and exonerate the Bond in full; (b) jointly submit a motion to dismiss with prejudice the oppositions that are currently pending between the parties before the United States Patent & Trademark Office (“USPTO”) Trademark Trial and Appeal Board, concerning, respectively, U.S. Application No. 86/009,364 for the mark REAL SCIENTIFIC (Opposition No. 91218405) and U.S. Application Serial No. 86/010,489 for the mark REAL SCIENTIFIC HEMP OIL NUTRITIONAL SUPPLEMENT & Design (Opposition No. 91219826); and (c) cooperate in obtaining a dismissal with prejudice of the RSHO Action. The MJNA Parties, and each of them, hereby release and agree not to pursue any claims under the Bond.

4.2          Upon this Agreement becoming fully-enforceable, CannaVest, on behalf of itself and its subsidiaries, affiliates, employees, officers, directors, representatives, consultants and attorneys, and each of them, and their successors and assigns (the “CannaVest Affiliates”), irrevocably and expressly abandons any rights that they have, or claim they may have, to the marks REAL SCIENTIFIC, REAL SCIENTIFIC HEMP OIL NUTRITIONAL SUPPLEMENT & Design, and RSHO in the United States (collectively, the “Disputed Trademarks”). Notwithstanding the foregoing, any right, title or interest of any kind that CannaVest or or the CannaVest Affiliates may possess in or to the Disputed Trademarks outside of the United States shall be assigned pursuant to the Trademark Assignment attached as Exhibit A hereto. In furtherance of CannaVest’s abandonment of the Disputed Trademarks, CannaVest, and if necessary the CannaVest Affiliates, shall promptly file with the USPTO such documentation necessary to irrevocably and expressly abandon any trademark applications and registrations filed in the U.S. in connection with the Disputed Trademarks, including, without limitation, U.S. Application Serial Nos. 86/009,364, 86/010,489, and 86/202,223.

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4.3          Upon this Agreement being fully enforceable, the parties agree and acknowledge that the Distribution Contract is rescinded and is without any further force and effect, and the parties thereto have no further rights, obligations or liabilities thereunder.

5.          Assignment of Trademarks and Domain Names and Post-Settlement Sale of Trademarked Products.

5.1          The MJNA Parties, and each of them, acknowledge and agree that upon this Agreement becoming fully enforceable, CannaVest is irrevocably the sole owner of the trademarks CIBADERM, CIBDEX, PLUSCBD, CBDPLUS, HEMPFIT, CBDRICHHEMPOIL, HEMPCBDCOMPLEX, and CANNAVEST (the “CannaVest Marks”) and the domain names (www.cibdex.com, www.pluscbd.com, www.cbdplus.net, www.cbdplus.org, www.hempfit.com, www.cbdrichhempoil.com, www.hempcbdcomplex.com, www.cannavestproducts.com, www.cibaderm.com) (the “CannaVest Domain Names”), and all associated goodwill, and that the MJNA Parties, and each of them, have no license to use the CannaVest Marks or the CannaVest Domain Names in the United States or Worldwide. The MJNA Parties hereby irrevocably and expressly abandon any rights, or claim to rights, in the United States and Worldwide, in the CannaVest Marks or the CannaVest Domain Names and will immediately cease using the CannaVest Marks and the CannaVest Domain Names, and that any court of competent jurisdiction may issue an temporary, preliminary and permanent injunction, enjoining MJNA, the MJNA Parties and the MJNA Parties’ Affiliates, and any person acting in concert with any of them or their subsidiaries, affiliates, employees, officers, directors, representatives, consultants or attorneys, or any of them, from using the CannaVest Marks or any confusingly similar marks, together with monetary damages and attorneys’ fees. The “MJNA Parties’ Affiliates” shall mean all subsidiaries, affiliates, employees, officers, directors, representatives, consultants or attorneys of the MJNA Parties.

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5.2          Notwithstanding Section 5.1 hereof, the parties hereto agree and acknowledge that the MJNA Parties do not currently control the domain name for cibaderm (the “Cibaderm Domain Name”). As a result, the parties agree that CannaVest, as owner of the cibaderm trademark, has and will continue to take all steps necessary to secure the legal ownership of the Cibaderm Domain Name and the MJNA Parties will pay all costs, expenses and fees incurred by CannaVest to secure the Cibaderm Domain Name which shall include, but not be limited to, reasonable attorneys’ fees and costs, and the consideration payable for CannaVest to secure such domain name (collectively, the “Cibaderm Costs”); provided, however, that in no event will the MJNA Parties be liable for Cibaderm Costs in excess of $20,000. The parties recognize that CannaVest will not be able to secure the Cibaderm Domain Name prior to the effectiveness of this Agreement, and therefore the MJNA Parties agree to indemnify CannaVest for the Cibaderm Costs as and when incurred (the “Cibaderm Indemnity”). The MJNA Parties agree and acknowledge that the Cibaderm Indemnity shall be in addition to the $750,000 payment to CannaVest set forth in Section 2.1 hereof and shall not be a set off or deduction from the Closing Wire Transfer or the New Note. Pursuant to the Cibaderm Indemnity, the MJNA Parties agree to promptly pay to the Escrow Agent, on behalf of CannaVest, the Cibaderm Costs within ten (10) days of receipt of a written statement of such Cibaderm Costs from the Escrow Agent.

5.3          CannaVest acknowledges and agrees that upon this Agreement becoming fully enforceable, MJNA is the sole owner, throughout the world, of the following trademarks and goodwill associated therewith: REAL SCIENTIFIC, REAL SCIENTIFIC HEMP OIL NUTRITIONAL SUPPLEMENT & Design, RSHO, CANNABIS BEAUTY, CANNABIS BEAUTY DEFINED and CANNABIS BEAUTY DEFINED & Design (collectively, the “MJNA Marks”). CannaVest further acknowledges and agrees that it and the CannaVest Affiliates, and each of them, have no license to use the MJNA Marks in the United States or Worldwide, and will immediately cease using the MJNA Marks (except in regard to the temporary use of the CANNABIS BEAUTY mark as set forth in Section 5.4 below), and that any court of competent jurisdiction may issue an temporary, preliminary and permanent injunction, enjoining CannaVest and the CannaVest Affiliates, or any of them, and any person acting in concert with any of them or their subsidiaries, affiliates, employees, officers, directors, representatives, consultants or attorneys, from using the MJNA Marks or any confusingly similar marks, together with monetary damages and attorneys’ fees.

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5.4          CannaVest will have eighteen (18) months from the date of this Agreement to sell its existing inventory of finished products marked CANNABIS BEAUTY. The proceeds from the sale of the inventory will be the sole property of CannaVest which has no obligation to share any proceeds with any other person or pay any compensation of any kind to any other person in connection with these sales.

6.          Costs. Each of the parties hereto agrees to bear its own costs and attorneys' fees with respect to this dispute (other than the Cibaderm Costs), and each party hereby waives any statute, rule of court, or other law or provision, awarding costs, fees, or expenses. Said waiver shall be effective with respect to the statutes, rules of court or other laws or provisions of the United States and/or of each state, including, without limitation, the State of California.

7.          Execution of Additional Documents. The parties hereto agree hereafter to execute and deliver such additional documents as are necessary to fully, finally, and completely satisfy the terms of this Agreement.

8.          Other Complaints. All parties agree that they will not hereafter file any complaints with any local, federal or state agencies or Boards concerning any claims, demands or complaints which they may have against any of the other parties herein, arising out of the subject matter of any of the litigation described in this Agreement. If any party has filed any such complaint, claim or demand, then it agrees that any such agency or entity shall consider its complaint, claim or demand fully satisfied and withdrawn. Notwithstanding the above, the parties preserve their right to file any claims, demands or complaints to enforce the terms of this Agreement and/or any Exhibits hereto.

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9.          Representations and Warranties.

9.1          Each party to this Agreement represents and warrants to the other party, as follows:

(a)          Each person executing this Agreement is properly authorized and empowered to do so and the resolutions provided in accordance with Section 1.1(a) hereof are true and correct.

(b)          Each of the parties hereto has received independent legal advice from attorneys of its own choice, with respect to the advisability of making the settlement and releases provided for herein, and with respect to the advisability of executing this Agreement, and prior to the execution of this Agreement by each party, that the parties' attorneys reviewed this Agreement at length and made all desired changes. Each of the parties acknowledges and agrees that Escrow Agent has acted solely as escrow agent in connection with the preparation of this Agreement and all other documents contemplated by this Agreement. Each of the parties hereto specifically acknowledges, agrees and understands that Escrow Agent has not provided any legal advice to such party in connection with this Agreement or the settlement of the disputes in connection with this Agreement, and has not represented any party or acted in the capacity as any party’s legal counsel in connection with this Agreement, and in connection herewith each party waives any and all claims against Escrow Agent in connection with this Agreement other than claims reserved at set forth in Section 11 hereof.

(c)          Each party, together with its attorneys, has made such investigation of the facts and of the law pertaining to this settlement and this Agreement, and of all the matters pertaining thereto, as it deems necessary.

(d)          This Agreement has been carefully read by, the contents hereof are known and understood by, and it is signed freely by each person executing this Agreement.

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(e)          Each party agrees that such party will not take any action which would interfere with the performance of this Agreement by any other party hereto or which would adversely affect any of the rights provided for herein.

9.2          In addition to the representations and warranties set forth above, the Parties further represent and warrant to and for the benefit of the other Parties as follows:

(a)          Ownership of Shares. The MJNA Parties warrant and represent as follows: MJNA, together with PhytoSPHERE, own the Pledged Collateral (as defined in the Pledge Agreement) free and clear of any liens, claims, charges, pledges or encumbrances of every kind, and have not previously sold, transferred, assigned, encumbered or hypothecated the Pledged Collateral in any way, or entered into any understanding or agreement to do any of the foregoing with respect to the Pledged Collateral, except pursuant to this Agreement and/or the Pledge Agreement.

(b)          Acts Duly Authorized. The MJNA Parties warrant and represent as follows: The MJNA Parties have the full right, power and authority to convey, assign, transfer and deliver the Pledged Collateral to CannaVest and to execute and enter into this Agreement free and clear of any other security interests, liens, adverse claims, options, rights or interest of any Party except for the Pledge Agreement and those rights of PhytoSPHERE; and, to the best of each of MJNA Parties’ knowledge, no security interests, liens, financing statements or other instruments are on file in any jurisdiction covering the Pledged Collateral nor has any individual or entity made any claim of ownership or any interest in or otherwise with respect to the Pledged Collateral other than as set forth in the Pledge Agreement.

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(c)          Ownership of and Authority over the CannaVest Domain Names. The MJNA Parties warrant and represent as follows: At the time of this Agreement, the MJNA Parties, and specifically HDDC, owns, or controls the third party owners of, the CannaVest Domain Names other than the Cibaderm Domain Name. The CannaVest Domain Names other than the Cibaderm Domain Name are owned free and clear of any liens, claims, charges, pledges or encumbrances of every kind, and have not been previously sold, transferred, assigned, encumbered or hypothecated in any way, nor has HDDC or any of the MJNA Parties (or third party owner, as applicable) entered into any understanding or agreement to do any of the foregoing with respect to the CannaVest Domain Names (including the Cibaderm Domain Name), except pursuant to this Agreement. HDDC has the full right, power and authority to irrevocably convey, assign, transfer and deliver, or cause the necessary third party owner to irrevocably convey, assign, transfer and deliver, the CannaVest Domain Names other than the Cibaderm Domain Name to CannaVest and to execute and enter into this Agreement and the Assignment of CannaVest Domain Names attached hereto as Exhibit B. The CannaVest Domain Names other than the Cibaderm Domain Name shall be irrevocably transferred free and clear of any other security interests, liens, adverse claims, options, rights or interest of any third party; and, to the best of each of MJNA Parties’ knowledge, no security interests, liens, financing statements or other instruments are on file in any jurisdiction covering the CannaVest Domain Names nor, with respect to the CannaVest Domain Names other than the Cibaderm Domain Name, has any individual or entity other than the parties identified as “Assignors” on the Assignment of CannaVest Domain Names made any claim of ownership or any interest in or otherwise with respect to the CannaVest Domain Names.

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(d)          Ownership of and Authority over the MJNA Marks. CannaVest warrants and represents as follows: At the time of this Agreement, CannaVest owns the MJNA Marks excluding, in the U.S., the Disputed Trademarks (collectively, the “Assigned Marks”), free and clear of any liens, claims, charges, pledges or encumbrances of every kind (other than liens created in favor of Redwood Management LLC (“Redwood”) pursuant to that certain Security Agreement dated May 19, 2015 (the “Redwood Agreement”), pursuant to which CannaVest represents and warrants Redwood has consented to the disposition of the Assigned Marks), and has not previously sold, transferred, assigned, encumbered or hypothecated in any way, nor has CannaVest or any of the CannaVest Affiliates (or third parties controlled by CannaVest or the CannaVest Affiliates claiming or asserting such rights) entered into any understanding or agreement to do any of the foregoing with respect to the Assigned Marks, except pursuant to this Agreement and the Redwood Agreement. CannaVest has the full right, power and authority to irrevocably convey, assign, transfer and deliver, or cause the necessary third party owner to irrevocably convey, assign, transfer and deliver, the Assigned Marks to MJNA, and to execute and enter into this Agreement and the Trademark Assignment attached hereto as Exhibit A. The Assigned Marks shall be irrevocably transferred free and clear of any other security interests, liens, adverse claims, options, rights or interest of any third party; and, to the best of each of CannaVest and the CannaVest Affiliates’ knowledge, no security interests, liens, financing statements or other instruments are on file in any jurisdiction covering the Assigned Marks other than under the Redwood Agreement nor, with respect to the Assigned Marks, has any individual or entity other than the party identified as “Assignor” on the Trademark Assignment made any claim of ownership or any interest in or otherwise with respect to the Assigned Marks. CannaVest has the full right, power and authority to irrevocably and expressly abandon any right that it has, or claims it may have, to the Disputed Trademarks and that any right that it has, or claims that it has, to the Disputed Trademarks have not been previously sold, transferred, assigned, encumbered or hypothecated in any way and that the abandonment of any right that it has, or claim it may have, to the Disputed Trademarks does not violate or breach any contract or agreement of any kind, including but not limited to any agreement that asserts a lien, claim or encumbrance against the Disputed Trademarks or pursuant to which the Disputed Trademarks are pledged, including but not limited to the Redwood Agreement. Excluding the applications for the Disputed Trademarks in the U.S., no trademark applications have been filed by CannaVest in connection with the MJNA Marks other than those identified in Schedule A to Exhibit A hereto.

9.3          Representations and Warranties Survive. The representations and warranties contained in this Agreement shall survive the closing of this transaction and shall remain in full force and effect.

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10.          Indemnification. The parties agree to indemnify, defend and hold each other harmless from and against all liabilities, actually sustained or incurred by any party indemnified hereunder, relating to, resulting from, or arising out of (i) any misrepresentation or breach of a representation or warranty made herein by such party, or non-compliance with or breach by any of them of any of the covenants or agreements contained in this Agreement to be performed by such party; or (ii) any action, demand, proceeding, investigation or claim (whenever made) by any third party (including governmental agencies) against or affecting a party which, if successful, would give rise to or evidence the existence of a misrepresentation or breach of any of the representations, warranties or covenants of such party.

11.          Escrow Agent.

11.1          Escrow Agent’s obligations and duties under this Agreement as escrow agent are confined to those specifically enumerated in this Agreement. Escrow Agent shall not in any manner be liable or responsible for the sufficiency, correctness, accuracy, genuineness or validity of any signatures, documents, notices or other instruments deposited with or provided to Escrow Agent. Escrow Agent shall not be liable for any loss or liability that may occur by reason of forgery, false representation, or inaccuracy of any document or the exercise of Escrow Agent’s discretion in any particular manner. Escrow Agent shall not be responsible for resolving any disputes between the parties or for determining whether a party has acted in good faith or in accordance with the terms hereof. ESCROW AGENT SHALL NOT BE LIABLE OR RESPONSIBLE FOR ANY ACTS OR OMISSIONS IN CONNECTION WITH THIS AGREEMENT; PROVIDED, HOWEVER, THAT THE FOREGOING AND THE OTHER PROVISIONS OF THIS AGREEMENT SHALL NOT LIMIT ESCROW AGENT’S LIABILITY OR RESPONSIBILITY IN CONNECTION WITH ITS GROSS NEGLIGENCE, FRAUD, OR WILLFUL AND MALICIOUS MISCONDUCT; AND PROVIDED FURTHER, THAT REGARDLESS OF WHETHER ESCROW AGENT ENGAGES IN ANY GROSS NEGLIGENCE, FRAUD, OR WILLFUL AND MALICIOUS MISCONDUCT, ESCROW AGENT SHALL NOT BE LIABLE FOR LOST PROFITS OR ANY SPECIAL, PUNITIVE, INDIRECT, CONSEQUENTIAL, OR INCIDENTAL DAMAGES THAT ANY PARTY MAY INCUR IN CONNECTION WITH THIS AGREEMENT.

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11.2          In the event that, at any time prior to Escrow Agent distributing the escrowed documents, certificates and instruments contemplated herein in accordance with this Agreement, either: (i) a dispute, conflict, or disagreement over any matter related to this Agreement arises among the Parties, or if Escrow Agent is notified of the same; (ii) Escrow Agent reasonably determines that this Agreement or its or any other party’s compliance with this Agreement may violate applicable laws, regulations or codes; or (iii) Escrow Agent reasonably determines that court or administrative action is necessary for any reason related to this Agreement, Escrow Agent shall be entitled to interplead into the custody of the Clerk of the Superior Court, for the City and County of San Diego, State of California, all documents, instruments and certificates delivered to Escrow Agent as escrow agent herein, and thereupon Escrow Agent shall be discharged from all further duties and liabilities under this Agreement. The parties shall jointly and severally indemnify and reimburse to Escrow Agent all actual, out-of-pocket costs and expenses incurred by Escrow Agent in connection with any actions taken by Escrow Agent in connection with this Section 11.2.

11.3          Each of the parties acknowledges and agree that Escrow Agent is acting as escrow agent for the convenience of the parties. Accordingly, except in the event of Escrow Agent’s gross negligence or fraudulent or willful and malicious misconduct, the parties shall jointly and severally indemnify, protect, defend, and hold Escrow Agent harmless from and against any claims, demands, lawsuits, causes of action, proceedings, liabilities, damages, costs, fees (including the reasonable legal fees of Escrow Agent), expenses, and losses incurred by Escrow Agent in connection with this Agreement and the transactions contemplated hereby. The right of Escrow Agent to indemnification under this Section 11 shall survive the expiration or sooner termination of this Agreement.

12.          Subsequent Attorneys' Fees. In the event that any action, suit, or other proceeding is instituted to interpret and/or enforce this Agreement, or arising out of a breach of this Agreement, the prevailing party shall recover all of such party's reasonable attorneys' fees and costs incurred in each and every action, suit, or other proceeding, including any and all appeals or petitions therefrom.

17

13.          Integration. This Agreement constitutes a single, integrated written contract expressing the entire Agreement of the parties hereto relative to the subject matter hereof. No covenants, agreements, representations, or warranties of any kind whatsoever have been made by any party hereto relative to the subject matter hereof, except as specifically set forth in this Agreement. All prior discussions and negotiations relative to the subject matter hereof, if any, are superseded by this Agreement.

14.          Severability. In the event that any provision of this Agreement should be held to be void, voidable, or unenforceable, the remaining portions hereof shall remain in full force and effect. In the event any party fails to pay or deliver its portion of the settlement consideration, or breaches this Agreement, the settlement shall remain in full force and effect as to the remaining parties and their settlement.

15.          Governing Law and Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of California without giving effect to the principles of conflicts of laws thereof. The Parties acknowledge and agree that any disputes arising from or relating to this Agreement shall be resolved in a federal court within the Southern District of the State of California or, if the federal court lacks jurisdiction to hear the dispute, a state court within San Diego County in the State of California.

16.          Successors and Assigns. This Agreement shall inure to the benefit of, and shall be binding upon, the successors and assigns of the parties hereto, and each of them.

17.          Execution in Counterparts. This Agreement may be executed and delivered in two or more counterparts, each of which, when so executed and delivered, shall be an original, but such counterparts shall together constitute but one and the same Agreement. This Agreement shall be deemed to be executed on the last date any such counterpart is executed.

18.          Survival of Promises and Representations. The promises and representations contained in writing in this Agreement are deemed to survive the date of execution hereof.

18

19.          Modification. This Agreement may be modified only by a contract in writing executed by the parties to this Agreement against whom enforcement is sought.

20.          Headings. The headings of the sections of this Agreement have been included only for convenience and shall not be deemed in any manner to modify or limit any of the provisions of this Agreement, or be used in any manner in the interpretation of this Agreement.

21.          Drafting Ambiguities. Each party to this Agreement and its legal counsel have reviewed and revised this Agreement. The rule of construction that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or of any amendments or exhibits to this Agreement. This Agreement shall not be deemed prepared or drafted by one party or another, or its attorneys, and will be construed accordingly.

22.          Waiver. Any waiver of a default under this Agreement must be in writing and shall not be a waiver of any other default concerning the same or any other provision of this Agreement. No delay or omission in the exercise of any right or remedy shall impair such right or remedy or be construed as a waiver. Consent to or approval of any act shall not be deemed to waive or render unnecessary consent to or approval of any other or a subsequent act.

23.          Assignment. The parties hereby represent that they have not previously assigned, transferred, or purported to have assigned or transferred in any manner, any claim released pursuant to this Agreement, except that the parties acknowledge that certain claims have been assigned by Michael Llamas to Crossco. Each party hereto agrees to defend, indemnify and hold harmless the other party and pay the other party’s attorney’s fees in the event that any individual or entity subsequently asserts a purported assignment of the claim from the releasing party to that individual or entity.

24.          This Agreement is Only Intended to Bind the Parties Hereto and is Not Intended to Benefit Any Third Parties. The parties expressly understand and agree that:

24.1          The Agreement for Purchase and Sale of Assets of Phytosphere Systems, LLC, dated December 15, 2012, is not impacted in any way by this Agreement or any exhibits.

19

24.2          Persons or entities that are not parties to this Agreement are not third party beneficiaries of this Agreement unless otherwise indicated in this Agreement;

24.3          The terms of the release in this Agreement shall not inure to the benefit of any person or entity that is not a party to this Agreement, unless otherwise indicated elsewhere in this Agreement; and,

24.4          Each party hereto hereby expressly reserves its own claims against persons and entities other than the other party to this Agreement, unless otherwise indicated elsewhere in this Agreement.

24.5          Notwithstanding anything to the contrary contained in this section or this Agreement, and in addition to the fact that this Agreement is for the benefit of and enforceable by the Parties hereto, by executing this Agreement, CannaVest agrees and acknowledges that it does so on behalf of itself and the CannaVest Affiliates and that this Agreement is also intended to be for the benefit of and enforceable against the CannaVest Affiliates and the MJNA Parties’ Affiliates and by executing this Agreement, the MJNA Parties agree and acknowledge that they do so on their own behalf and on behalf of the MJNA Parties’ Affiliates and that this Agreement is also intended to be for the benefit of and enforceable against the CannaVest Affiliates and the MJNA Parties’ Affiliates.

[SIGNATURE PAGE FOLLOWS]

20

IN WITNESS WHEREOF, the parties hereto have each approved and executed this Agreement on the dates set forth opposite their respective signatures.

CannaVest Corp., a Delaware corporation By: /s/ Michael Mona, Jr. Name: Michael Mona, Jr. Its: President and CEO	Medical Marijuana, Inc., an Oregon corporation By: /s/ Stuart W. Titus Name: Stuart W. Titus Its: President
HempMeds PX, LLC, a Nevada limited liability company By: /s/ Stuart W. Titus Name: Stuart W. Titus Its: President of Managing Member	Kannaway, LLC, a Nevada limited liability company By: /s/ Stuart W. Titus Name: Stuart W. Titus Its: President of Managing Member
General Hemp, LLC, a Delaware limited liability company By: /s/ Stuart W. Titus Name: Stuart W. Titus Its: President	HDDC Holdings, LLC, a Nevada limited liability company By: /s/ Michael R. Llamas Name: Michael R. Llamas Its: President
Rabbit Hole Technologies, LLC, a Nevada limited liability company By: /s/ Michael R. Llamas Name: Michael R. Llamas Its: Managing Member	Hemp Deposit and Distribution Corporation, a Delaware corporation By: /s/ Michael R. Llamas Name: Michael R. Llamas Its: President
MJNA Holdings, LLC, a Nevada limited liability company By: /s/ Stuart W. Titus Name: Stuart W. Titus Its: President of Managing Member

21

EXHIBIT A

TRADEMARK ASSIGNMENT

[see attached]

22

TRADEMARK ASSIGNMENT

This TRADEMARK ASSIGNMENT (the “Assignment”) is dated as of July 14, 2015, and is made by CannaVest Corp. (“Assignor”) in favor of Medical Marijuana, Inc. (“Assignee”).

WHEREAS, Assignor and Assignee have entered into a settlement agreement to which this Assignment is an Exhibit and integrated thereunder (the “Settlement”);

WHEREAS, pursuant to the Settlement, Assignor has agreed to assign to Assignee all of its right, title and interest in and to the trademarks REAL SCIENTIFIC, REAL SCIENTIFIC HEMP OIL NUTRITIONAL SUPPLEMENT & Design, RSHO, CANNABIS BEAUTY, CANNABIS BEAUTY DEFINED, and CANNABIS BEAUTY DEFINED & Design (the “Trademarks”), as well as all goodwill associated therewith, throughout the world; and

WHEREAS, pursuant to the Settlement, Assignor has also agreed to assign to Assignee all right, title and interest in and to the trademark applications and registrations set forth on Schedule A hereto (the “Trademark Filings”);

NOW, THEREFORE, in consideration and for promises and covenants set forth in the Settlement, and for other good and valuable consideration set forth in the Settlement, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.

1.	Warranty. Assignor represents and warrants the foregoing recitals are true and correct and are incorporated herein by this reference as though set forth herein at length. Assignor further represents and warrants that it has the full power and authority to enter into this Assignment and transfer the Trademarks and the Trademark Filings to Assignee.

2.	Assignment. Effective as of the date hereof, Assignor hereby assigns, transfers, and conveys to the Assignee all of its right, title, and interest, in the United States and throughout the world, in and to the Trademarks, including all common law rights and goodwill associated therewith, together with (i) the Trademark Filings, (ii) that part of the goodwill of the business symbolized by and connected with the use of the Trademarks, and (iii) all past and future causes of action, and the right to sue and recover damages for, infringement of, or dilution of Assignor’s rights in the Trademarks, the registrations thereof, or the goodwill symbolized by or connected with the Trademarks or such registrations, as well as the right to bring any proceeding in the U.S. Patent and Trademark Office or any equivalent agency in any other country for cancellation or opposition, or other proceeding, in connection with the Trademarks.

3.	Further Acts. Assignor hereby agrees to promptly assist Assignee, at Assignee’s sole expense, in any reasonable manner to perfect Assignee’s right, title and interest in and to the Trademarks and any related applications or registrations in the U.S. or any other country, including, without limitation, complying with all reasonable requests and instructions and any requests for documentation required to record Assignee as the owner of the Trademark Filings with the United States Patent & Trademark Office or a foreign trademark office.

23

4.	Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of California without giving effect to the principles of conflicts of laws thereof. The Parties acknowledge and agree that any disputes arising from or relating to this Assignment shall be resolved in a federal court within the Southern District of the State of California or, if the federal court lacks jurisdiction to hear the dispute, a state court within San Diego County in the State of California.

5.	Counterparts. This Assignment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and which, taken together, constitute one and the same instrument.

6.	Binding Effect. This Agreement will be binding upon and will inure to the benefit of the parties hereto and their successors, assigns, subsidiaries, affiliates and related companies.

[SIGNATURE PAGE FOLLOWS]

24

IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Assignment to be executed as of the date first written above.

CANNAVEST CORP.

(Assignor)

By: /s/ Michael Mona, Jr.

Name: Michael Mona, Jr.

Title: Chief Executive Officer

Acknowledged and Accepted:

Medical Marijuana, Inc.

(Assignee)

By: /s/ Stuart W. Titus

Print Name: Stuart W. Titus
Print Title: President of Managing Member

25

Schedule A

MARK	CLASS(ES)	Application/Reg. Number
REAL SCIENTIFIC (Canada)	5, 29, 30, 35	1665491
REAL SCIENTIFIC (CTM)	5, 29, 30, 35	012630778 Registration Number
CANNABIS BEAUTY (US)	3, 5	4,615,445
CANNABIS BEAUTY DEFINED (US)	3	4,677,569
CANNABIS BEAUTY DEFINED & Design (US)	3	4,677,574

26

EXHIBIT B

ASSIGNMENT OF DOMAIN NAME RIGHTS

[SEE ATTACHED]

27

ASSIGNMENT OF DOMAIN NAME RIGHTS

THIS Assignment of Domain Names Rights Agreement dated July 14, 2015, is made by and between: Hemp Deposit and Distribution Corporation (the “Assignor”), on the one hand, and CannaVest Corp., on the other hand (“Assignee”).

RECITALS

WHEREAS, Assignors are the owner of the domain names identified in Exhibit “A” (“Domain Names”) and desire to transfer to Assignee all of their right, title and interest to the Domain Names such that Assignee may direct the Registrars maintaining those Domain Names to record the transfer to Assignee;

WHEREAS, Assignors acknowledge and agree that Assignee is the owner of the trademarks included with the Domain Names and all associated goodwill and that Assignors have no license to use these marks and will immediately cease using those marks.

NOW, THEREFORE, in consideration of the mutual covenants and promises set forth in that certain Settlement Agreement by and between Assignee and the MJNA Parties (the “Settlement”) to which this Assignment is an Exhibit and integrated thereunder, and for other good and valuable consideration set forth in the Settlement, ,the receipt and sufficiency of which are hereby acknowledged, it is hereby acknowledged and agreed that:

1.          Warranty. Assignors represent and warrant the foregoing recitals are true and correct and are incorporated herein by this reference as though set forth herein at length. Assignors shall be liable for the obligations hereunder, and for directing the Registrars maintaining the Domain Names to transfer the same to Assignee;

2.          Assignment. Assignors hereby absolutely and irrevocably assign, transfer, set over, grant, remise and convey to Assignee, its successors and assigns, free and clear of any and all liens, pledges and encumbrances, all of its rights, title and interest in and to the Domain Names set forth on Exhibit “A” effective as of the date hereof, including without limitation any common law and/or other intellectual property rights associated with the Domain Names. Assignors represent and warrant that they have the full power and authority to enter into this Agreement and transfer the Domain Names to Assignee. Neither Assignors nor any person or entity under its control, owns any other domain names that are comprised of, in whole or in part, the names or marks comprising the Domain Names.

3.          Execution and Delivery of Further Documents. Assignors hereby agree that it shall promptly take all steps necessary to transfer the Domain Names to Assignee, and shall execute all documents and do all things necessary to transfer the Domain Name registrations to Assignee and to perfect Assignee’s rights in and to the Domain Names hereby assigned, as reasonably requested by Assignee.

28

4. Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of California without giving effect to the principles of conflicts of laws thereof. The Parties acknowledge and agree that any disputes arising from or relating to this Assignment shall be resolved in a federal court within the Southern District of the State of California or, if the federal court lacks jurisdiction to hear the dispute, a state court within San Diego County in the State of California.

5.          Counterparts. This Assignment may be executed in any number of counterparts by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts taken together constitute one and the same instrument.

6.          Binding Effect. This Agreement will be binding upon and will inure to the benefit of the parties hereto and their successors, assigns, subsidiaries, affiliates and related companies. Medical Marijuana, Inc. (“MJNA”) represents that it is also bound by the terms of this Agreement.

[SIGNATURE PAGE FOLLOWS]

29

IN WITNESS WHEREOF, the parties have executed this Domain Rights Assignment as of the date first above written.

ASSIGNORS

Hemp Deposit and Distribution Corporation

By: /s/ Michael R. Llamas

Name: Michael R. Llamas

Title: President

By: ________________________

Name: ______________________

Title: _______________________

ASSIGNEE

CANNAVEST CORP.

By: /s/ Michael Mona, Jr.

Name: Michael Mona, Jr.

Title: President and CEO

30

EXHIBIT A

DOMAIN NAMES

1.          www.cibdex.com

2.          www.pluscbd.com

3.          www.cbdplus.net

4.          www.cbdplus.org

5.          www.hempfit.com

6.          www.cbdrichhempoil.com

7.          www.hempcbdcomplex.com

8.          www.cannavestproducts.com

31

EXHIBIT C

GENERAL RELEASES OF

MICHAEL LLAMAS

JAMES R. ARABIA AND CROSS & COMPANY, AND

JAMES J. MAHONEY

[SEE ATTACHED]

32

FULL RELEASE OF ALL CLAIMS

(Michael Llamas)

For valuable consideration, the receipt and sufficiency whereof is hereby acknowledged, the undersigned, Michael Llamas, for his heirs, executors, administrators, and assigns, fully and forever releases and discharges CannaVest Corp., a Delaware Corporation (“CannaVest”), and its employees, officers, directors, consultants, representatives, and attorneys, and each of them, and their successors and assigns, of and from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs, and expenses (including but not limited to attorneys’ fees, damages, actions and causes of action of whatsoever kind or nature), whether now known or unknown, suspected or unsuspected, that the undersigned may or might have as of the date of this release.

It is the intent of the undersigned to waive the provisions of §1542 of California Civil Code, which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

The undersigned knowingly and voluntarily waives the protections of such section or any of the comparable provisions or principles of state or federal law or the common law and acknowledges and agrees that this waiver is an essential and material term of this release and that without such waiver CannaVest would not have entered into a settlement agreement with Medical Marijuana, Inc., and its affiliates. The undersigned understands and acknowledges the significance and consequence of the release of claims as defined herein and a specific waiver of Section 1542 and all other comparable provisions or principles of state or federal law or the common law.

The undersigned hereby declares and represents the undersigned is executing this release after having received in full legal advice as to his rights from his attorney.

The undersigned hereby certifies that he has read all of this release and code section and fully understands all of the same, and in witness whereof, the undersigned has executed this release this 14th day of July, 2015.

/s/ Michael Llamas Michael Llamas

33

FULL RELEASE OF ALL CLAIMS

(James R. Arabia and Cross & Company)

For valuable consideration, the receipt and sufficiency whereof is hereby acknowledged, the undersigned, (i) James R. Arabia, for his heirs, executors, administrators, and assigns, and (ii) Cross & Company, a California corporation, and its officers, directors, shareholders and assigns, fully and forever releases and discharges CannaVest Corp., a Delaware Corporation (“CannaVest”), and its employees, officers, directors, consultants, representatives, and attorneys, and each of them, and their successors and assigns, of and from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs, and expenses (including but not limited to attorneys’ fees, damages, actions and causes of action of whatsoever kind or nature), whether now known or unknown, suspected or unsuspected, that the undersigned may or might have as of the date of this release.

It is the intent of the undersigned to waive the provisions of §1542 of California Civil Code, which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

The undersigned knowingly and voluntarily waives the protections of such section or any of the comparable provisions or principles of state or federal law or the common law and acknowledges and agrees that this waiver is an essential and material term of this release and that without such waiver CannaVest would not have entered into a settlement agreement with Medical Marijuana, Inc., and its affiliates. The undersigned understands and acknowledges the significance and consequence of the release of claims as defined herein and a specific waiver of Section 1542 and all other comparable provisions or principles of state or federal law or the common law.

The undersigned hereby declares and represents the undersigned is executing this release after having received in full legal advice as to his rights from his attorney.

The undersigned hereby certifies that he has read all of this release and code section and fully understands all of the same, and in witness whereof, the undersigned has executed this release this 14th day of July, 2015.

CROSS & COMPANY

By: /s/ James R. Arabia	/s/ James R. Arabia
Name: James R. Arabia	James R. Arabia
Its: President

34

FULL RELEASE OF ALL CLAIMS

(James J. Mahoney)

For valuable consideration, the receipt and sufficiency whereof is hereby acknowledged, the undersigned, James Mahoney, for his heirs, executors, administrators, and assigns, fully and forever releases and discharges CannaVest Corp., a Delaware Corporation (“CannaVest”), and its employees, officers, directors, consultants, representatives, and attorneys, and each of them, and their successors and assigns, of and from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs, and expenses (including but not limited to attorneys’ fees, damages, actions and causes of action of whatsoever kind or nature), whether now known or unknown, suspected or unsuspected, that the undersigned may or might have as of the date of this release.

It is the intent of the undersigned to waive the provisions of §1542 of California Civil Code, which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

The undersigned knowingly and voluntarily waives the protections of such section or any of the comparable provisions or principles of state or federal law or the common law and acknowledges and agrees that this waiver is an essential and material term of this release and that without such waiver CannaVest would not have entered into a settlement agreement with Medical Marijuana, Inc., and its affiliates. The undersigned understands and acknowledges the significance and consequence of the release of claims as defined herein and a specific waiver of Section 1542 and all other comparable provisions or principles of state or federal law or the common law.

The undersigned hereby declares and represents the undersigned is executing this release after having received in full legal advice as to his rights from his attorney.

The undersigned hereby certifies that he has read all of this release and code section and fully understands all of the same, and in witness whereof, the undersigned has executed this release this 14th day of July, 2015.

/s/ James J. Mahoney James J. Mahoney

35

EXHIBIT D

SECURED PROMISSORY NOTE

[see attached]

36

SECURED PROMISSORY NOTE

$600,000.00	San Diego, California	July 14, 2015

As herein stated, for value received, the undersigned (collectively referred to as the "Maker"), promises to pay to CannaVest Corp., a Delaware corporation (“Holder”), or order, at 2688 South Rainbow Avenue, Suite B, Las Vegas, NV 89146, or such other place as the Holder hereof may from time to time direct in writing, the principal sum of Six Hundred Thousand Dollars ($600,000), with interest thereon at a rate of six percent (6%) per annum, amortized over six (6) months in equal monthly installments of One Hundred One Thousand Seven Hundred Fifty Seven and 27/100 Dollars ($101,757.27) or more, payable on the first day of every month commencing August 15, 2015, and continuing until paid in full on January 1, 2016 (“Maturity Date”).

Should any payment of principal or interest, not be timely paid, it shall thereafter bear like interest as the principal, but such unpaid interest so compounded shall not exceed an amount equal to simple interest on the unpaid principal at the maximum rate permitted by law.

The privilege to prepay all or part of this obligation without penalty is hereby reserved to Maker.

This Secured Promissory Note (the “Note”) is given by Maker to Holder to evidence certain of Maker’s obligations under that certain Master Settlement Agreement dated contemporaneously herewith (the “Settlement Agreement”). Maker’s monetary and non-monetary obligations under this Note and the Settlement Agreement are secured by the Pledged Collateral, as defined in that certain Amended and Restated Stock Pledge Agreement, dated April 4, 2014 by and between Holder, Maker and PhytoSPHERE Systems, LLC, a Delaware limited liability company ("PhytoSPHERE"), as amended by certain First Amendment to the Amended and Restated Stock Pledge Agreement of even date herewith (“Stock Pledge Agreement”).

Time is of the essence hereof. Upon Maker’s failure to make a punctual payment of any installment of principal or interest required hereby, or upon default by Maker in the performance of any other obligation secured by or set forth in any security, stock pledge or other agreement securing this Note, including but not limited to the Settlement Agreement and the Stock Pledge Agreement (collectively referred to herein as a “Security Agreement”), Holder may accelerate the maturity of this Note and the obligations of Maker under this Note and the Security Agreement, and declare the entire indebtedness evidenced by this Note or secured by the Security Agreement immediately due and payable by providing notice to Maker of same; provided however, notwithstanding the foregoing, Maker shall have the following limited right to cure a default which may be exercised by Maker no more than twice during the effectiveness of this Note, as follows: Maker, following delivery of a notice to accelerate pursuant to this Section 5, shall have a right to cure such default within 10 calendar days of receipt of such notice and failure of Maker to cure such default within such 10-day period, (and without further notice or demand) shall result in the acceleration of the maturity of this Note and the obligations of Maker under this Note and the Security Agreement, and the entire indebtedness evidenced by this Note or secured by the Security Agreement shall become immediately due and payable (for purposes of this Section, a notice of acceleration shall be delivered by Holder to Maker in accordance with the following delivery mechanism: Michael Llamas by email at michael@cannabank.com, Stuart Titus by email at stuart@general-hemp.com, Phillip Koehnke by email at PEK@peklaw.com and also by overnight mail to Stuart Titus at 550 West C Street, Suite 2040, San Diego, CA 92101). Such notice shall be deemed received one day following the date that the last of all such notices has been sent to all listed parties by all of the methods indicated above. Maker’s address for notice hereunder may be changed by providing 30 days advanced written notice to Holder via overnight mail at the address set forth in Section 1 hereof. All remedies under this Note, under the Security Agreement and at law or in equity shall be cumulative. In the event that it should become necessary to employ counsel to collect the indebtedness evidenced by this Note or secured by the Security Agreement or to protect or foreclose the security for the indebtedness evidenced by this Note or secured by the Security Agreement or to defend against any claims asserted by Maker or Holder arising from or related to this Note or the Security Agreement, Maker also agrees to pay to Holder on demand all costs of collection incurred by Holder, including reasonable attorneys’ fees and expenses for the services of legal counsel whether or not suit be brought.

37

The undersigned Maker acknowledges that in the event any payment of any amount required hereby is not made when due, the Holder of this Note will incur additional costs. The exact amount of these additional costs (which include, but are not limited to, processing and accounting charges as well as loss of the use of the money due) is difficult and impracticable to assess. THEREFORE, THE UNDERSIGNED MAKER AND THE HOLDER HAVE AGREED TO ESTABLISH IN ADVANCE THE DAMAGES THAT WILL BE DUE AND OWING TO THE HOLDER IN THE EVENT THAT THE UNDERSIGNED MAKER FAILS TO MAKE A TIMELY PAYMENT HEREUNDER, AND ESTABLISH LIQUIDATED DAMAGES FOR SUCH LATE PAYMENT IN THE FORM OF A LATE CHARGE, AS FOLLOWS: THE HOLDER MAY CHARGE AND THE UNDERSIGNED MAKER AGREES TO PAY, A LATE CHARGE EQUAL TO THE SUM OF FIVE PERCENT OF THE OVERDUE AMOUNT. By executing this Note, the undersigned Maker acknowledges and agrees that the amount of the late charge provided for herein is based on a reasonable estimate of the fair compensation due Holder for its loss suffered by such delinquency in payment. Said late charge shall become immediately due and payable if any payment called for herein is not received by the Holder hereof within ten (10) calendar days following the due date of said payment and the undersigned promises to pay such sum immediately, without the need for additional notice as may otherwise be required by applicable law. THE FOREGOING LATE CHARGE SHALL BE DUE IN ADDITION TO ANY INTEREST THAT MAY BE DUE OR ACCRUING HEREUNDER. The undersigned Maker acknowledges that the obligation to pay said late charge does not, in any way, alter or affect the rights of the Holder set forth in the preceding paragraph.

Principal and interest shall be due and payable in lawful money of the United States of America. Unless otherwise agreed to in writing by Holder, all payments made to Holder under this Note shall be via federal funds wire transfer in readily available funds. Every party who is now or hereafter becomes liable for the payment of this Note, and any person who guarantees the same, (i) waives diligence, presentment, protest, demand for payment, notice of protest, dishonor and notice of nonpayment of this Note, (ii) expressly agrees that this Note, or any payment hereunder, may be, by the Holder hereof, unilaterally extended from time to time, (iii) consents that the Holder hereof may (but shall not be required to) release all or any part of any collateral from time to time serving as security for this Note, and (iv) consents to the acceptance of additional security for this Note, all without in any way affecting the liability of any such party.

Failure of Holder to exercise any of the options granted herein to Holder upon the happening of one or more events giving rise to such options shall not constitute a waiver of the right to exercise the same or any other option at any subsequent time in respect to the same or any other event. The acceptance by Holder of any payment hereunder that is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the options granted herein to Holder at that time or at any subsequent time or nullify any prior exercise of any such option without the express written acknowledgment of the Holder.

Unless otherwise agreed to in writing by the parties hereto, sums paid to the Holder hereof shall be credited first to interest then due, second to payment of liquidated damages, if any, then due under this Note, and the remainder, if any, to principal; interest shall thereupon cease upon principal so credited.

38

By signing this Note, the Settlement Agreement and the Stock Pledge Agreement, Maker represents and warrants to Holder that Maker, with PhytoSPHERE are the true, legal owners of the Pledged Collateral; and Maker, with PhytoSPHERE, own the Pledged Collateral free and clear, unencumbered by any liens, leases or other encumbrances except for the Stock Pledge Agreement.

The obligations and liabilities of Maker shall be joint and several among each such person and party.

[SIGNATURE PAGE FOLLOWS]

39

MAKER:

MJNA Holdings, LLC, a Nevada limited liability company By: /s/ Stuart W. Titus Name: Stuart W. Titus Its: President of Managing Member	Medical Marijuana, Inc., an Oregon corporation By: /s/ Stuart W. Titus Name: Stuart W. Titus Its: President
HempMeds PX, LLC, a Nevada limited liability compay By: /s/ Stuart W. Titus Name: Stuart W. Titus Its: President of Managing Member	Kannaway, LLC, a Nevada limited liability company By: /s/ Stuart W. Titus Name: Stuart W. Titus Its: President of Managing Member
General Hemp, LLC, a Delaware limited liability company By: /s/ Stuart W. Titus Name: Stuart W. Titus Its: President	HDDC Holdings, LLC, a Nevada limited liability company By: /s/ Michael R. Llamas Name: Michael R. Llamas Its: President
Rabbit Hole Technologies, LLC, a Nevada limited liability company By: /s/ Michael R. Llamas Name: Michael R. Llamas Its: Managing Member	Hemp Deposit and Distribution Corporation, a Delaware corporation By: /s/ Michael R. Llamas Name: Michael R. Llamas Its: President

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EXHIBIT E

First Amendment to the Amended and Restated

Stock Pledge Agreement

[see attached]

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FIRST AMENDMENT TO THE

AMENDED AND RESTATED STOCK PLEDGE AGREEMENT

This First Amendment to the Amended and Restated Stock Pledge Agreement ("Amendment”), is entered into effective as of July 14, 2015, by and between Medical Marijuana, Inc., an Oregon corporation ("MJNA"), PhytoSPHERE Systems, LLC, a Delaware limited liability company ("PhytoSPHERE") (MJNA and PhytoSPHERE shall hereinafter be collectively referred to as "Pledgors"), and CannaVest Corp., a Delaware corporation ("CannaVest"), with regard to the following:

RECITALS

WHEREAS, Pledgors and CannaVest are parties to that certain Stock Pledge Agreement, dated January 10, 2014, and amended and restated on April 4, 2014 pursuant to an Amended and Restated Stock Pledge Agreement (the “Pledge Agreement”).

WHEREAS, the Pledge Agreement secures Pledgors’ payment and performance of that certain Note and that certain Distribution Agreement, as defined therein.

WHEREAS, MJNA, HempMeds PX, LLC, Kannaway, LLC, General Hemp, LLC, HDDC Holdings, LLC, Rabbit Hole Technologies, LLC, Hemp Deposit and Distribution Corporation and MJNA Holdings, LLC (collectively referred to herein as the “MJNA Parties”) contemporaneously herewith desire to enter into that certain Master Settlement Agreement with CannaVest (“Settlement Agreement”) to settle certain claims between the parties.

WHEREAS, PhytoSPHERE agrees and acknowledges that it will receive an economic benefit from the MJNA Parties entering into the Settlement Agreement.

WHEREAS, pursuant to the terms of the Settlement Agreement, MJNA Parties shall execute that certain Secured Promissory Note in the amount of $600,000 in favor of CannaVest (the “New Secured Note”).

WHEREAS, the New Secured Note is to be secured by the Pledged Collateral as defined in the Pledge Agreement.

WHEREAS, CannaVest’s agreement to enter into the Settlement Agreement is contingent upon Pledgors agreement to add the Settlement Agreement and the New Secured Note (collectively “Settlement Obligations”) as new obligations of the Pledgors to be secured by the Pledged Collateral, as defined in the Pledge Agreement.

WHEREAS, the parties are executing this First Amendment to the Amended and Restated Stock Pledge Agreement to memorialize their understanding concerning the foregoing matters and such other matters as may be specified below.

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NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

AGREEMENT

1.          The Recitals set forth above are hereby incorporated herein by reference.

2.          The Pledgors agree that any and all obligations of the MJNA parties, and each of them, under the Settlement Obligations are hereby made part of the “Note Obligations” and the “Distribution Agreement Obligations” wherever referenced in the Pledge Agreement, as such terms are defined therein. In the event the MJNA Parties, or any of them, fail to perform under the Settlement Obligations in any manner, it shall be an Event of Default under Section 7 of the Pledge Agreement, thereby giving CannaVest the right to exercise any and all remedies available to it under the Pledge Agreement, including without limitation, disposing of the Pledged Collateral under Section 12 of the Agreement. The Pledgors have reviewed the Settlement Obligations and understand the obligations contained therein.

3.          Each Pledgor hereby reaffirms all of its obligations under the Note and the Pledge Agreement and acknowledges that it has no claims, offsets or defenses with respect to either.

4.          Each Pledger hereby reaffirms in their entirety the representations and warranties set forth in Section 4 of the Pledge Agreement, and further represents and warrants to and covenants with CannaVest that each Pledgor has the full right, power and authority to execute, deliver and carry out the terms and provisions of this Amendment.

5.          Except as expressly provided for in this Amendment, the terms and conditions of the Pledge Agreement shall remain unchanged.

6.          All capitalized terms not otherwise defined herein, shall have the meaning ascribed to them under the Pledge Agreement.

7.          This Amendment and documents entered into contemporaneously with it state the final expression of the agreement of the parties relating to the transaction contemplated hereby and all prior or contemporaneous agreements, understandings, representations and statements, oral or written, are merged herein. It is intended as a complete and exclusive statement of the terms of the agreement between the parties. It may be modified only by a signed writing.

8.          Each party agrees to perform any further acts and execute and deliver any further documents reasonably necessary to carry out the provisions of this Amendment.

9.          Any individual executing this Amendment on behalf of an entity, represents and warrants that he/she has the authority to enter into this Amendment and to bind such entity to all the terms and conditions of this Amendment.

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10.        The parties intend that this Amendment be construed in accordance with, and governed by the laws of the State of California, and hereby select San Diego, California, as the sole and proper venue of any dispute arising hereunder. In the event Pledgor fails to perform under any provision contained herein or in the Pledge Agreement, in accordance with its terms, Pledger shall pay all of CannaVest’s costs and fees including reasonable attorneys’ fees whether or not suit is filed.

11.        This Amendment may be signed in counterparts with the same force and effect as if all original signatures appeared on one copy; and in the event signed in counterparts, each counterpart is the equivalent of an original and all of the counterparts are the equivalent of one agreement. Facsimile signatures hereto are the equivalent of original signatures.

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first written above.

PLEDGORS: MEDICAL MARIJUANA, INC., an Oregon corporation By: /s/ Stuart Titus Name: Stuart Titus Its: Chief Executive Officer	CANNAVEST: CANNAVEST CORP., a Delaware corporation By: /s/ Michael Mona, Jr. Name: Michael Mona, Jr. Its: Chief Executive Officer

PHYTOSPHERE SYSTEMS, LLC, a Delaware limited liability company By: /s/ Stuart Titus Name: Stuart Titus Its: President

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